Putnam VT Sustainable Leaders Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (97.2%)(a)
	Shares	Value
Banks (3.3%)
Bank of America Corp.	364,300	$10,051,037
First Republic Bank	80,600	8,097,076
Webster Financial Corp.	135,700	6,875,919

		25,024,032
Beverages (1.4%)
Heineken NV (Netherlands)	100,089	10,562,819

		10,562,819
Biotechnology (1.1%)
Vertex Pharmaceuticals, Inc.(NON)	43,600	8,020,220

		8,020,220
Building products (0.5%)
Johnson Controls International PLC	106,800	3,945,192

		3,945,192
Capital markets (2.8%)
BlackRock, Inc.	41,900	17,906,803
MSCI, Inc.	16,700	3,320,628

		21,227,431
Chemicals (6.0%)
Chr Hansen Holding A/S (Denmark)	89,677	9,089,777
Ecolab, Inc.	21,900	3,866,226
Linde PLC	69,200	12,174,356
Novozymes A/S Class B (Denmark)	442,247	20,333,501

		45,463,860
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $15) (Private) (Germany)(NON)(F)(RES)	11	9
New Middle East Other Assets GmbH (acquired 8/2/13, cost $5) (Private) (Germany)(NON)(F)(RES)	4	3

		12
Construction materials (0.7%)
Summit Materials, Inc. Class A(NON)	352,733	5,597,873

		5,597,873
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $349,105) (Private)(NON)(F)(RES)	122,493	262,643

		262,643
Containers and packaging (1.0%)
Ball Corp.	135,900	7,863,174

		7,863,174
Electric utilities (1.0%)
NextEra Energy, Inc.	38,400	7,423,488

		7,423,488
Food and staples retail (1.4%)
Walmart, Inc.	108,000	10,533,240

		10,533,240
Food products (1.2%)
McCormick & Co., Inc. (non-voting shares)	58,500	8,811,855

		8,811,855
Health-care equipment and supplies (10.9%)
Becton Dickinson and Co. (BD)	79,818	19,932,949
Boston Scientific Corp.(NON)	232,072	8,906,923
Cooper Cos., Inc. (The)	45,300	13,416,501
Danaher Corp.	189,400	25,004,588
ICU Medical, Inc.(NON)	23,647	5,659,437
Penumbra, Inc.(NON)(S)	65,233	9,589,903

		82,510,301
Hotels, restaurants, and leisure (4.7%)
Chipotle Mexican Grill, Inc.(NON)	18,200	12,927,642
Hilton Worldwide Holdings, Inc.	162,499	13,505,292
Vail Resorts, Inc.	40,600	8,822,380

		35,255,314
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $15) (Private) (Germany)(NON)(F)(RES)	22	19

		19
Independent power and renewable electricity producers (0.8%)
AES Corp.	341,800	6,179,744

		6,179,744
Industrial conglomerates (2.6%)
Honeywell International, Inc.	51,300	8,152,596
Roper Technologies, Inc.	32,500	11,114,025

		19,266,621
Insurance (1.3%)
Prudential PLC (United Kingdom)	483,710	9,686,372

		9,686,372
Interactive media and services (4.3%)
Alphabet, Inc. Class A(NON)	6,236	7,339,086
Alphabet, Inc. Class C(NON)	21,307	24,999,716

		32,338,802
Internet and direct marketing retail (4.0%)
Amazon.com, Inc.(NON)	16,795	29,907,696
Global Fashion Group SA (acquired 8/2/13, cost $702,128) (Private) (Luxembourg)(NON)(F)(RES)	16,574	149,488

		30,057,184
IT Services (9.0%)
Accenture PLC Class A	70,700	12,444,614
DXC Technology Co.	112,400	7,228,444
Okta, Inc.(NON)	181,073	14,980,169
Visa, Inc. Class A	213,900	33,409,041

		68,062,268
Leisure products (1.1%)
Hasbro, Inc.	97,100	8,255,442

		8,255,442
Life sciences tools and services (0.6%)
Mettler-Toledo International, Inc.(NON)	6,700	4,844,100

		4,844,100
Machinery (3.0%)
Fortive Corp.	166,550	13,971,880
Stanley Black & Decker, Inc.	62,200	8,469,774

		22,441,654
Personal products (3.3%)
Unilever NV ADR (Netherlands)	430,167	24,985,919

		24,985,919
Road and rail (0.9%)
Lyft, Inc. Class A(NON)	11,013	862,208
Union Pacific Corp.	35,100	5,868,720

		6,730,928
Semiconductors and semiconductor equipment (4.8%)
ASML Holding NV (Netherlands)	36,400	6,845,020
First Solar Inc.(NON)	88,500	4,676,340
NXP Semiconductors NV	127,600	11,278,564
ON Semiconductor Corp.(NON)	382,200	7,861,854
Texas Instruments, Inc.	53,300	5,653,531

		36,315,309
Software (17.3%)
Adobe, Inc.(NON)	95,400	25,423,146
DocuSign, Inc.(NON)	140,000	7,257,600
Microsoft Corp.	403,600	47,600,583
RealPage, Inc.(NON)	79,000	4,794,510
Salesforce.com, Inc.(NON)	126,000	19,954,620
ServiceNow, Inc.(NON)	55,000	13,556,950
Talend SA ADR(NON)	218,899	11,069,722

		129,657,131
Specialty retail (4.2%)
Home Depot, Inc. (The)	87,100	16,713,619
Lowe's Cos., Inc.	87,900	9,622,413
TJX Cos., Inc. (The)	104,600	5,565,766

		31,901,798
Technology hardware, storage, and peripherals (2.8%)
Apple, Inc.	112,372	21,345,061

		21,345,061
Textiles, apparel, and luxury goods (1.2%)
adidas AG (Germany)	35,140	8,538,005
Levi Strauss & Co. Class A(NON)	29,622	697,598

		9,235,603

Total common stocks (cost $571,312,577)		$733,805,409

CONVERTIBLE PREFERRED STOCKS (0.2%)(a)
	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $952) (Private)(NON)(F)(RES)	334	$716
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $18,232) (Private)(NON)(F)(RES)	5,788	13,717
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $42,817) (Private)(NON)(F)(RES)	8,412	32,213
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $62,108) (Private)(NON)(F)(RES)	12,202	46,726
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $34,829) (Private)(NON)(F)(RES)	6,344	26,203
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $105,139) (Private)(NON)(F)(RES)	13,690	79,100
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $294,898) (Private)(NON)(F)(RES)	103,473	221,862
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $372,897) (Private)(NON)(F)(RES)	130,841	280,543
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $1,165,568) (Private)(NON)(F)(RES)	409,359	876,847

Total convertible preferred stocks (cost $2,097,440)		$1,577,927

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.625%, 7/31/20(i)	$114,000	$113,162

Total U.S. treasury obligations (cost $113,162)		$113,162

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	11,244	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (3.9%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	Shares	8,036,510	$8,036,510
Putnam Short Term Investment Fund 2.64%(AFF)	Shares	21,136,218	21,136,218
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.39%(P)	Shares	110,000	110,000
U.S. Treasury Bills 2.419%, 5/16/19		$193,000	192,430

Total short-term investments (cost $29,475,156)			$29,475,158
TOTAL INVESTMENTS

Total investments (cost $602,998,335)			$764,971,656

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $31,652,240) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$2,912,462	$2,963,491	$51,029
	Goldman Sachs International
		Australian Dollar	Buy	4/17/19	1,237,641	1,231,427	6,214
		Australian Dollar	Sell	4/17/19	1,237,641	1,240,052	2,411
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/19/19	7,715,550	7,846,654	131,104
	State Street Bank and Trust Co.
		Australian Dollar	Buy	4/17/19	5,717,583	5,668,755	48,828
		Australian Dollar	Sell	4/17/19	5,717,583	5,702,516	(15,067)
		Euro	Sell	6/19/19	3,774,388	3,838,553	64,165
	UBS AG
		Euro	Sell	6/19/19	3,108,306	3,160,792	52,486

	Unrealized appreciation						356,237

	Unrealized (depreciation)						(15,067)

	Total						$341,170
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $754,663,845.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,990,089, or 0.3% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$29,858,608	$63,295,788	$85,117,886	$182,279	$8,036,510
	Putnam Short Term Investment Fund**	3,374,016	40,111,422	22,349,220	79,828	21,136,218

	Total Short-term investments	$33,232,624	$103,407,210	$107,467,106	$262,107	$29,172,728
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $8,036,510, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $7,850,334.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$32,338,802	$—	$—
Consumer discretionary	114,555,853	—	149,507
Consumer staples	54,893,833	—	—
Financials	55,937,835	—	262,643
Health care	95,374,621	—	—
Industrials	52,384,395	—	12
Information technology	255,379,769	—	—
Materials	58,924,907	—	—
Utilities	13,603,232	—	—

Total common stocks	733,393,247	—	412,162
Convertible preferred stocks	—	—	1,577,927
U.S. treasury obligations	—	113,162	—
Warrants	—	—	—
Short-term investments	21,246,218	8,228,940	—

Totals by level	$754,639,465	$8,342,102	$1,990,089
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$341,170	$—

Totals by level	$—	$341,170	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$356,237	$15,067

Total	$356,237	$15,067

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$29,500,000
Warrants (number of warrants)	11,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com